                                                                 EXHIBIT 10.14

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                        MASTER SOFTWARE LICENSE AGREEMENT

    THIS MASTER SOFTWARE License Agreement ("Agreement"), dated as of September 1,2000 (the "EFFECTIVE DATE"), by and between SPEECHWORKS INTERNATIONAL, INC., a Delaware corporation ("SWI"), with offices at 695 Atlantic Ave., Boston, MA 02111, and NET2PHONE, INC. a Delaware corporation ("LICENSEE"), with offices at 520 Broad Street, Newark, New Jersey 07102 for purposes of this Agreement, the term Licensee shall be defined to include the Affiliates (as defined below) of Net2Phone, Inc.

                                  INTRODUCTION

A. SWI is the developer and owner of certain speech recognition, text-to-speech, speaker verification and other programs, technology and certain related software for automating telephone-based, network-based and internet-based transactions, including those that are described in EXHIBIT A attached and made a part hereof.

B. Licensee owns and manages a global voice over the Internet protocol ("VoIP") network, in addition to assembling a multi-million user telecommunications software application and SWI and Licensee wish to enter into this Agreement in order for Licensee to utilize, for the benefit of its third party Customers and Net2Phone End Users, each as hereinafter defined, and subject to the terms and conditions of this Agreement, the Licensed Products, as hereinafter defined, in connection with Licensee's Facilities Services as defined in Section 1, below.

C. As of the Effective Date, SWI has agreed to grant to Licensee and Licensee has agreed to accept from SWI a license to use the Licensed Products upon the terms and conditions set forth below, and the parties desire to provide for the ability of Licensee to license, in addition to the SWI Software licensed upon the Effective Date, additional copies, ports and products from SWI from time to time under the terms of this Agreement.

For and in consideration of, and conditioned on, the covenants stated herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows.

                               TERMS OF AGREEMENT

SECTION 1          -- DEFINITIONS

1.1 DEFINED TERMS. In addition to the terms defined above and elsewhere in this Agreement, the following terms as used in this Agreement shall have the meanings set forth below:

    "AFFILIATE" shall mean any legal entity directly or indirectly controlled by, controlling, or under the common control with, Licensee; for purposes hereof "control" shall mean the beneficial ownership of more than fifty percent (50%) of the issued and outstanding equity securities of the subject entity.

    "AGREEMENT" shall mean this agreement, all attached exhibits, and any other documents made a part hereof or incorporated by reference herein, including any mutually agreed upon and executed amendments or writings hereto.

    "CUSTOMERS" shall mean third parties that contract directly with Licensee to gain use of the Licensed Products for commercial purposes only in accordance the provision by Licensee to Customer of Facilities Services.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


    "DOCUMENTATION" shall mean the operating manuals, including but not limited to a description of the functions performed by the SWI Software, user instructions, technical literature and all other related materials in the English language, in both eye-readable and machine-readable, printable form, which shall be supplied to Licensee by SWI to facilitate the use and application of the SWI Software as granted in the License.

    "FACILITIES SERVICES" shall mean Licensee's VOIP telephony infrastructure and platform designed to be used to host voice-enabled applications.

    "LICENSE" shall mean the license granted by SWI to Licensee to the Licensed Products in Section 2.1 of this Agreement as further described therein.

    "LICENSEE" shall mean Net2Phone, Inc, and any and all of its Affiliates.

    "LICENSED PRODUCTS" shall mean the SWI Software and/or Documentation provided under this Agreement to Licensee for use in connection with the Facilities Services.

    "NET2PHONE END USER" shall mean an individual user who uses the Licensed Product as a result of an agreement between Licensee and one of its Customers or Licensee and that individual user.

    "SWI SOFTWARE" shall mean, collectively or individually, the software programs described in EXHIBIT A attached hereto and made a part hereof, in object code format, including all corrections, modifications, enhancements and upgrades to such software programs which shall be provided to Licensee by SWI pursuant to the terms of this Agreement or any maintenance and/or support agreement agreed and entered into by both parties.

    "EXHIBITS" shall mean Exhibits A-G attached hereto and made a part of this Agreement.

SECTION 2          -- GRANT OF RIGHTS

2.1 LICENSED PRODUCTS. Subject to the terms, conditions and restrictions set forth in this Agreement, including payment of the applicable license fees described in Section 3.1 below, SWI hereby grants to Licensee and Licensee hereby accepts, a non-exclusive, non-transferable, irrevocable (subject to the terms of Section 7 below), worldwide and perpetual (subject to the terms of Section 7 below) right and license (i) to use and copy (as described in Section 2.4 below) and (ii) to sublicense (solely as necessary to allow Net2Phone End Users to use the Facilities Services), the SWI Software and as further detailed in EXHIBIT C (the "Initial Order"), attached and made a part hereof, and any and all related Documentation, solely in connection with Facilities Services provided to Customers and Net2Phone End Users. Any additional SWI Software and any related Documentation shall be ordered by Licensee under the terms of a sequentially alphabetized Exhibit (each, a "Subsequent Order") in the form substantially similar to EXHIBIT C-1, attached and made a part hereof, which shall provide for the Licensee to order additional Recognition Ports (as defined in EXHIBIT C) or other SWI Software and/or related Documentation for use solely in connection with Facilities Services provided to Customers and Net2Phone End Users. Upon execution of a Subsequent Order by the parties and payment of the applicable fees therefor by Licensee, SWI shall be deemed to have granted to Licensee, and Licensee shall be deemed to have accepted with respect thereto, a non-exclusive, non-transferable worldwide and perpetual (subject to the terms of Section 7 below) right and license to use and copy the Licensed Product(s) listed on such Subsequent Order solely in connection with Facilities Services provided by Licensee to Customers and Net2Phone End Users.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

2.2 INTENTIONALLY OMITTED

2.3 COPIES. Licensee may make a reasonable number of copies of the Licensed Product(s) for Licensee's internal back-up and archival purposes only, provided that all such copies shall bear the original and unmodified copyright, patent and other intellectual property markings as originally delivered by SWI.

2.4 RESTRICTIONS; ACKNOWLEDGEMENT OF PROPRIETARY RIGHTS. Licensee acknowledges that SWI retains all right, title and interest in and to the original, and any copies, of the Licensed Product, and ownership of all patent, copyright, trade secret, trademarks and other intellectual property rights pertaining thereto, shall be and remain the sole property of SWI. Licensee shall not be an owner of any copies of, or have any interest in, the Licensed Product, but rather, is licensed, pursuant to and subject to the limitations in this Agreement, to use such copies. Without limiting the generality of the foregoing, Licensee receives no rights and agrees that it will not itself, or through any parent, subsidiary, Affiliate, agent or other third party: (a) modify, port, translate, localize, or create derivative works of the SWI Software; (b) decompile, disassemble, reverse engineer or attempt to reconstruct, identify or discover any source code, underlying user interface techniques or algorithms of the SWI Software by any means whatsoever, or disclose any of the foregoing; (c) sell, lease, license, sublicense, or market or distribute the SWI Software except as expressly provided for in this Agreement, (d) encumber or suffer to exist any lien or security interest on any SWI Software; (e) knowingly take any action that would cause any SWI Software to be placed in the public domain; (f) use the SWI Software in any computer environment not specified in EXHIBIT C OR (g) distribute any batch or off-line processing of content using the SWI Software, except by payment of the "port" fees as provided on EXHIBIT C, or use any speech data files delivered by SWI except in connection with the SWI Software.

2.5 TRADEMARKS. Licensee acknowledges that SWI claims to own, and shall continue to own, all right, title and interest in its trademarks, including "DialogModules", "SpeechSite", "Speechify", "SpeechWorks Here", "SpeechWorks", and the percolation noise that is part of the SWI Software, and Licensee agrees that it will not knowingly do anything inconsistent with such claimed ownership.

2.6 FACILITIES SERVICES. SWI shall not at any time be deemed to have acquired any right in and to the the Facilities Services, service, hardware, software, configurations, trademarks, trade secrets related thereto, and all intellectual property rights and know-how therein and thereto (the "System") System, except as may be expressly provided to SWI in this Agreement or any other agreement between the parties Except as may be required or contemplated hereby, SWI shall not reproduce, decompile, disassemble or reverse engineer Licensee's hardware or software in any manner whatsoever for any purpose. Except as may be required or contemplated hereby, SWI shall not use Licensee's trademarks, trade names, copyrights patents or logos without Licensee's prior written consent. All Licensee's trademarks, trade names, service marks, logotypes and other commercial symbols as well as any and all trade secrets, trade practices, copyrights, patents, operating practices and procedures, good will, and any and all other items tangible or intangible, used presently or in the future by Licensee, are the assets of Licensee and shall remain Licensee's exclusive property. Should SWI violate this provision Licensee shall be entitled to [ ] relief as well as any other remedy available in equity, in law or both.

SECTION 3         -- CONSIDERATION; LICENSE SUPPORT AND MAINTENANCE

3.1 LICENSE FEES; UTILIZATION FEES; REPORTS.

3.1.1 In consideration of the License granted in this Agreement, Licensee hereby agrees to pay to SWI the license fees in the amounts and at the times specified in the Initial Order and, as applicable, each Subsequent Order, if any. The license fees for the Initial Order are set forth on EXHIBIT C, and the license fees for all Subsequent Orders are set forth on EXHIBIT D.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


3.1.2 In addition to the foregoing license fees, Licensee agrees to pay to SWI the following "revenue share" fees (the "Utilization Fees"): for each Customer, Licensee shall pay to SWI an amount equal to:

                1. [ ] and [ ] percent ([ ]%) of any revenue Licensee accrues from sales of products or services by Customers in connection with the Facilities Services as provided to the Customer; and

                2. [ ] and [ ] percent ([ ]%) (net of the costs outlined in EXHIBIT E; "Infrastructure Costs", attached and made a part hereof) for all revenue accrued by Licensee from charges based upon minutes (or partial minutes rounded up to the next whole minute) of use of the Facilities Services by such Customer.


3.1.3 Further, in the event that either of the following conditions occur, the applicable revenue sharing terms set forth below would apply. In the event that either:


                        1. SWI provides a lead to Licensee for a potential customer with whom Licensee did not have (as of the date hereof) a "pre-existing relationship" (which for purposes hereof shall mean that Licensee can demonstrate to SWI's reasonable satisfaction that either (i) it had prior discussions or (ii) was solicited by such potential customer and such potential customer becomes a Customer of Licensee's Facilities Services; or

                        2. SWI and Licensee co-develop a product or application for a specific industry or market (a "Joint Application") with each party incurring their associated costs,

            then, as applicable, Licensee shall pay to SWI an amount equal to:

        (1) [ ] percent ([ ]%) of any revenue Licensee accrues from selling any Joint Application to such Customer; or

        (2) the lesser of (x) $[ ] cent per minute and (y) [ ]% (net of the costs outlined in Exhibit E; "Infrastructure Costs") for all revenue accrued from minutes (or partial minutes rounded up to the next whole minute).

      Each Customer-specific revenue share transaction will provide for payments to SWI for a period which is equal to the term (including any renewal) of the underlying agreement between Licensee and the applicable Customer and such obligation shall survive the expiration of the three (3) year term of this License Agreement; PROVIDED, that in the event that Licensee terminates its use of the SWI Software, the foregoing revenue share fees shall terminate upon delivery of certification of such termination from Licensee.

    Licensee shall remit to SWI within thirty (30) business days of the end of each fiscal quarter the amount of Utilization Fees due for the immediately preceding fiscal quarter, together with a report in a form reasonably acceptable to SWI. Notwithstanding anything contained herein to the contrary, the obligation of Licensee to pay the forgoing Utilization Fees shall terminate upon the termination of this Agreement by Licensee based upon the breach of this Agreement by SWI. Notwithstanding anything contained herein to the contrary, SWI agrees that Licensee may purchase maintenance and support services for any version of the SWI Software licensed

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

    hereunder which is no longer supported by SWI on a "time and materials" basis at SWI's then-current published rates therefor. In connection with the foregoing revenue share obligations set forth in Sections 3.1.2 and 3.1.3, the parties agree that following the initial [ ] of this Agreement, the parties shall review the terms of the foregoing revenue share fees and, in the event that they mutually agree, amend the terms of said revenue share including, without limitation, to provide for the inclusion of [ ] in the applicable calculation.


    3.1.4 Roll Over Rights.

            SWI hereby agrees that the covenants set forth in Section 3.1 above with respect to license fees shall be extended to all entities of which Licensee owns (or acquires such interest in), at the relevant time, more than fifty percent (50%) of the voting shares. Further, in the event that Licensee owns an equity interest in a third party which is fifty percent (50%) or less, then:

                (i) in the event that such third party is already a customer of
                    SWI, then SWI agrees that it shall allow (1) such third party to pay to SWI the difference between (x) the license fees which said third party had previously agreed to pay (such other fee to be known herein as the "Original Fee") and (y) the license fees applicable to Licensee and (2) Licensee to pay the balance of the Original Fee; and

                (ii) in the event that such third party is not already a
                    customer of SWI, then SWI may in its discretion enter in to a license agreement with such third party and in the event that such third party and SWI agree on the applicable license fees, then Licensee shall have the opportunity to supplement such license fee payments as contemplated by clause (i) above.

            The parties agree that the revenue share provisions set forth above shall apply to any party described in this Section 3.1.4 which is licensing SWI Software for use with the Facilities Services as described in this Agreement.


3.1.5 Most Favored Pricing. The following fee provisions shall apply to the license and maintenance and support fees, SWI professional services fees requested by Licensee, and text-to-speech (TTS) licenses which have been agreed to by Licensee in this Agreement or in the Professional Services Agreement (PSA) or under an applicable Statement Of Work (SOW) under the Professional Services Agreement. During the Term of this Agreement, the PSA or any applicable SOW under such PSA, SWI agrees that it shall provide the [ ] to Licensee and its Affiliates [ ] in a transaction (considering all relevant material terms, including per port and revenue share, if any, terms) in which [ ] or [ ]. In the event that SWI [ ], it shall thereafter [ ] and [ ] and [ ] and [ ] to be [ ].

3.1.6 SpeechSite Terms.In consideration of the Initial Order agreed to by Licensee, SWI agrees that it shall grant to Licensee, upon SWI's standard terms for the subject product and related services, a [ ] license to use SWI's product known as SpeechSite for its own internal use for up to three thousand (3000) names. In addition, SpeechCare services shall be provided by SWI [ ] for a period of [ ] ([ ]) year following installation . In consideration of the mutual agreements of the parties hereunder, the parties agree to enter into a joint marketing agreement which shall contain terms substantially similar to those set forth on EXHIBIT E, attached and made a part hereof

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

3.2 TAXES. Licensee shall pay or reimburse all federal, state and local taxes (exclusive of taxes on SWI's net income) and assessments, if any, arising on or measured by amounts payable to SWI under this Agreement, or furnish SWI with evidence acceptable to the taxing authority to sustain an exemption therefrom.

3.3 LICENSE SUPPORT AND MAINTENANCE. Support and maintenance services shall be provided in accordance with the terms and conditions set forth in EXHIBIT B attached and made a part hereto, in consideration of the payment by Licensee of an annual fee equal to the applicable percentage for the level of service elected (Basic, Extended or Around-the-Clock) of the then-published list price for the SWI Software licensed hereunder. SWI's obligation to provide maintenance and support services to Licensee shall survive termination of this Agreement (except in the case of a termination arising out of the breach of this Agreement by Licensee) for all periods for which Licensee has paid the applicable maintenance and support fees.

3.4 RECORDS; AUDIT. Licensee agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each transaction involving any SWI Software and Utilization Fees for a period of three (3) years after the later of the year in which such transaction occurs or the year in which payment is made to SWI for such transaction. Upon [ ] ([ ]) days written notice, to occur no more than twice during a calendar year, SWI may cause an audit and/or inspection to be made of the applicable Licensee records and facilities in order to verify statements issued by Licensee and Licensee's compliance with the terms of this Agreement. Within thirty (30) days of notice by SWI to Licensee of any error or omission disclosed by such audit with sufficient explanatory materials, Licensee will make prompt adjustment and reimbursement to SWI of such error or omission. Any such audit will be conducted by SWI employees, agents or accountants during regular business hours at Licensee's facilities. Licensee agrees to provide SWI's designated audit or inspection team access to the relevant records and facilities. Any such audit will be [ ,] PROVIDED, HOWEVER, that in the event that such audit uncovers a shortfall of payments for the software that exceeds [ ] percent ([ ]%) or more of the amounts paid to SWI, Licensee shall reimburse SWI for the costs of such audit. [ ] agrees that [ ] the [ ] to conduct an audit of the proper books and records of [ ] in order to [ ] that [ ] has [ ] with the [ ] of Section 3.1.5 of this Agreement.

3.5 LICENSEE OBLIGATIONS. Licensee will use reasonable efforts to (a) market, promote and solicit the sale of the Facilities Services to potential customers;
(b) INTENTIONALLY OMITTED (c) promote the name of SWI and all of the SWI Software as part of the Facilities Services; (d) represent the SWI Software as part of the Facilities Service accurately and fairly and at all times avoid misleading or unethical business practices; and (e) at all times comply with all laws and regulations applicable to the conduct of its business (f) promptly inform SWI about new problems or errors with any of the SWI Software which are reported by Net2Phone End Users directly to Net2Phone or discovered by Licensee;
(g) provide SWI, within thirty (30) days following the end of each calendar quarter, and thirty (30) days after the termination or expiration of this Agreement for the final full or partial month, a written report reasonably detailing the amount of fees due hereunder certified to and signed by a duly authorized representative of Licensee; (i) notify SWI in writing of any claim or proceeding involving the SWI Software or any portion thereof promptly after Licensee learns of such claim or proceeding; (j) notify SWI if it becomes aware of any Customer breach of this Agreement or any Customer Agreement as it relates to the Customer's use of the SWI Software, and give SWI all reasonable assistance in connection with any proceedings which SWI may institute against any person, entity or Customer related to such breach; (k) submit to SWI for review a written summary describing the manner in which the SWI Software is incorporated into the Facilities Service and describing the operation of the Licensed Product., (l) [ ,] Licensee [ ] provide SWI with written non-binding, rolling four quarter forecasts for purchase orders to be submitted by Licensee to [ ,] and (m) advise SWI concerning charges, complaints or

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

claims by Customers about SWI or the SWI Software. The parties may confer from time to time on matters relating to market conditions, sales forecasting, and product planning.


SECTION 4          -- CONFIDENTIAL INFORMATION

4.1 CONFIDENTIAL INFORMATION. Either party may from time to time disclose (the "DISCLOSING PARTY") to the other party (the "RECEIVING PARTY") certain Confidential Information (as hereinafter defined) of the Disclosing Party. Except as expressly permitted by this Agreement, for a period of [ ] ([ ]) years from the termination of this Agreement, the Receiving Party shall protect the Confidential Information of the Disclosing Party from unauthorized dissemination, using the same degree of care which the Receiving Party ordinarily uses with respect to its own proprietary information, but in no event with less than reasonable care. The Receiving Party shall not use the Confidential Information of the Disclosing Party for any purpose not expressly permitted by this Agreement, and shall limit the disclosure of the Confidential Information of the Disclosing Party to the employees, representatives or agents of the Receiving Party who have a need to know such Confidential Information for purposes of this Agreement, and who are, with respect to the Confidential Information of the Disclosing Party, aware of the confidentiality obligation under this Agreement and agree to be bound by confidentiality terms no less restrictive than those contained herein. Notwithstanding the foregoing, Confidential Information may be disclosed if such disclosure is required by law or by the order or a court or similar judicial or administrative body; PROVIDED, HOWEVER, that the Receiving Party shall notify the Disclosing Party of such requirement immediately and in writing, and shall cooperate reasonably with the Disclosing Party, at the Disclosing Party's expense, in the obtaining of a protective or similar order with respect thereto.


4.2 DEFINITION OF CONFIDENTIAL INFORMATION. For purposes of this Agreement, the term "Confidential Information" shall mean (a) the SWI Software, in object form, and any related technology, idea, algorithm or information contained therein, including without limitation any trade secrets related to any of the foregoing;
(b) any information of a party in any form, including but not limited to, a party's product plans, designs, costs, prices and names; non-published financial information, marketing plans, business opportunities, personnel, research, development or know-how; (c) any information designated by the Disclosing Party as confidential, whether in writing or oral,; and (d) the terms and conditions of this Agreement; PROVIDED, HOWEVER that "Confidential Information" will not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the Receiving Party; (ii) is known and has been reduced to tangible form by the Receiving Party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the Receiving Party without use of the Disclosing Party's Confidential Information; (iv) is lawfully obtained from a third party who has the right to make such disclosure; or (v) is released for publication by the Disclosing Party in writing.

4.3 RETURN OF CONFIDENTIAL INFORMATION. The Receiving Party shall return to the Disclosing Party, destroy or erase all Confidential Information of the Disclosing Party in tangible form: (a) upon the written request of the Disclosing Party; or (b) upon the expiration or termination of this Agreement, whichever comes first, and in both cases, the Receiving Party shall certify promptly and in writing that it has done so.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

SECTION 5          -- LIMITED WARRANTY AND DISCLAIMER

5.1 WARRANTY OF AUTHORITY. SWI represents and warrants that it has the right and authority to grant to Licensee the rights and licenses set forth herein.

5.2 LIMITED WARRANTY. Subject to the limitations and exceptions set forth in this Section 5.2 and in Section 6.3 ("Limitation of Liability; Licensee Indemnity"), SWI warrants: (a) for a period of [ ] commencing on [ ] ("Warranty Period") that the SWI Software, installed by Licensee in accordance with SWI's published instructions provided to Licensee by SWI under this Agreement, will conform to the Documentation and that the [ ] which the [ ] is [ ], will not [ ] any [ ] or any [ ], or [ ] including, but not limited to, [ ], [ ] or [ ] that
[ ] have the [ ] or be used to [ ], [ ], [ ], [ ] or [ ] any [ ] or other [ ] and shall be [ ], [ ] or [ ]; (b) that it has the right to grant the Licenses to the Licensed Product; (c) that the Licensed Product media, as delivered by SWI, will be free from any defect in material and workmanship; (d) that the Licensed Product shall comply with all applicable federal, state or local rules, regulations or laws and that, in the event the Licensed Product requires updating or modifications to enable it to comply with such rules, regulations or laws, SWI shall [ ] the appropriate [ ] to the [ ] at [ ] to [ ]; (e) that the Documentation provided by SWI hereunder accurately describes the SWI Software; (f) that each of SWI's employees, agents or subcontractors assigned to perform any services hereunder, including training and/or maintenance services, shall have the proper skill, training and background to perform such services, that such services will be performed in a competent and professional manner consistent with industry standards, and that its employees, agents and subcontractors will observe any working rules and/or schedules of Licensee of which SWI or such employee(s) is given prior notice. In the event SWI breaches any of the foregoing warranties provided herein, SWI shall first cure such breach immediately or in the event that SWI determines in its reasonable judgment that the foregoing is not commercially reasonable, it may then terminate this Agreement under the terms of Section 7 below and [ ] a [ ] of [ ]under this Agreement. In the event of nonconformity of the SWI Software to the Documentation, Licensee shall promptly notify SWI and provide SWI with all available information in written or electronic form so that SWI can reproduce any such nonconformity.

5.3 DISCLAIMER. THE FORGOING PROVISIONS OF THIS SECTION 5 STATE SWI'S SOLE AND EXCLUSIVE WARRANTY AND SOLE AND EXCLUSIVE OBLIGATION TO LICENSEE FOR BREACH OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION 5, SWI MAKES NO ADDITIONAL WARRANTY, EXPRESS OF IMPLIED, STATUTORY OR OTHERWISE, AS TO ANY MATTER WHATSOEVER AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS ARE EXPRESSLY EXCLUDED.


SECTION 6         - INFRINGEMENT MATTERS; INDEMNITIES



6.1 INDEMNITY. SWI agrees to indemnify, defend and to settle, and hold Licensee, its officers, agents and employees (collectively the "Indemnified Parties") harmless from and against any and all loss, cost, damage or liability, including reasonable counsel fees and costs, and collection thereof, as a result of any claim or cause of action asserted against any or all Indemnified Party(ies) by any third party including, but not limited to, Net2PhoneEnd Users or Customers as described under this Agreement, that is related to (i) a claim that any Indemnified Party's use of the Licensed Product, including but not limited to the SWI Software or any related Documentation or any portion thereof in accordance with the scope of this Agreement infringes or violates any U.S. patent, trademark, copyright or other intellectual property right, or (ii) any unlawful disclosure or use or misappropriation of a trade secret or other intellectual property right of such third party ("Infringement Claim"). Licensee agrees that SWI shall have the foregoing obligation only if Licensee provides SWI with: (a) prompt written notification of the claim or action; (b) sole control over the defense or settlement thereof; and (c) all available information, reasonable assistance and reasonable authority to settle and/or defend any such claim or action. Licensee may participate in the defense of the claims by counsel of its own choosing, at its cost and expense. Notwithstanding anything contained in this Section 6.1 to the contrary, SWI agrees that it shall not settle any claim hereunder the settlement of which adversely impacts Licensee without Licensee's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

6.2 Each party shall give prompt notice of any such claim to the other. SWI shall have the right to control and direct the investigation, defense and settlement of each such claim. Licensee shall reasonably cooperate with SWI in connection with the foregoing. Should the Licensed Product or any part thereof as used by Licensee become, or in SWI's opinion be likely to become, the subject of an Infringement Claim, SWI shall at its sole expense either: (i) procure for Licensee the right to continue to use the Licensed Product as contemplated hereunder, or (ii) modify the Licensed Product to eliminate any Infringement Claim which might result from its use hereunder, provided that the Licensed Product's performance must remain the same as provided in the Documentation or (iii) replace the Licensed Product with an equally suitable, compatible and functionally equivalent non-infringing Licensed Product at no additional charge to Licensee. If none of these options is reasonably available to SWI, then this Agreement may be terminated at the option of either party hereto without further obligation or liability on the part of either party hereto [ ] that [ ] to [ ] to [ ] a [ ] to a [ ] of the [ ] and [ ] for the [ ] then in effect, if any, [ ]. In the event of a termination by SWI, SWI shall [ ] (to the extent legally permissible) over a [ ] of [ ] with [ ] to an [ ]. Except as provided in
     Section 6.1 above, the foregoing provisions of this Section 6.2 state SWI's sole obligation and Licensee's exclusive remedy.

6.3 LIMITATION OF LIABILITY; LICENSEE INDEMNITY. SWI will have no liability under this Section 6 or the limited warranty provided for in Section 5.2 ("Limited Warranty") for any claim or action where: (a) such claim or action would have been avoided but for modifications of the SWI Software, or portions thereof, made after delivery to Licensee, unless such modifications were authorized or approved by SWI; (b) such claim or action would have been avoided but for the combination or use of the SWI Software, or portions thereof, with other products, processes or materials, unless such combination or use was authorized or approved by SWI; (c) Licensee continues allegedly infringing activities after being notified thereof or after being informed of modifications that would have avoided the alleged infringement; or (d) Licensee's use of the SWI Software is not in accordance with the terms of this Agreement. Licensee agrees to indemnify and hold SWI harmless from and against all losses, damages and expenses, including reasonable attorney's fees, in connection with any claims brought against SWI and its officers, employees, agents or subcontractors arising as a result of any of the conditions described in clauses (a) through (d) above. SWI agrees that Licensee shall be released from the foregoing obligation unless SWI provides Licensee with: (i) prompt written notification of the claim or action; (ii) sole control and authority over the defense or settlement thereof; and (iii) all available information, assistance and authority to settle and/or defend any such claim or action.

6.4 SWI, at its expense, shall indemnify and hold Licensee harmless, and defend any action brought against Licensee with respect to any claim, demand, cause of action, judgment, proceeding, debt,

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

     liability cost or expense, including reasonable attorneys' fees and collection thereof, arising out of or relating to claims for personal injury or property damage resulting, directly or indirectly from the performance of SWI's obligations hereunder or the negligence or willful misconduct of SWI, its agents, employees or representatives.

6.5 LIMITATION OF LIABILITY. (A) Except with respect to breaches of Section 4, 5, 6.1, 6.2 or 6.4, SWI's total liability to Licensee and its officers, customers and employees for any claim arising under this Agreement, or otherwise arising from the transactions contemplated under this Agreement, regardless of the form of action (including, but not limited to actions for breach of contract, negligence, strict liability, rescission and breach of warranty) will not exceed the lesser of (x) the aggregate fees actually paid to SWI, or (y) the actual damages sustained by Licensee.

     (B) Except with respect to breaches of Section 2, 3, 4 or 6.3, Licensee's liability to SWI and its officers, agents, customers and employees for any claim arising under this agreement or otherwise arising from the transactions contemplated herein, regardless of the form of action (including, but not limited to actions for breach of contract, negligence, strict liability, rescission and breach of warranty) will not exceed the lesser of (a) the aggregate fees actually paid to SWI under and during the term hereof, or (b) the actual damages sustained by SWI.

6.6  NO CONSEQUENTIAL DAMAGES. EXCEPT WITH RESPECT TO BREACHES BY LICENSEE OF
     SECTION 2, 3, 4 or 6.3, OR BREACHES BY SWI OF SECTION 4, 5, 6.1, 6.2 OR 6.4, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY [ ] OR [ ], INCLUDING, BUT NOT LIMITED TO, [ ] AND [ ], EVEN IF THE OTHER PARTY HAS BEEN [ ] THE [ ] OF [ ].

SECTION 7         -- TERMINATION

7.1 TERM. This Agreement will commence on the Effective Date and unless terminated earlier in accordance with the terms hereof, will continue in effect for a period of three (3) years (the "Term"); PROVIDED, that all licenses purchased hereunder prior to the expiration of the Term shall be perpetual (subject to the further termination provisions hereof).

7.2 TERMINATION BY EITHER PARTY. Either party may terminate this Agreement: (a) immediately upon giving notice in writing to the other party if such other party commits a material breach of this Agreement and shall have failed to cure such breach within thirty (30) days of receipt of a request in writing from the notifying party to do so; (b) if either party files or has filed against it a petition in bankruptcy, has a receiver appointed to handle its assets or affairs or admits that it is insolvent or is otherwise unable to pay its debts as they mature; provided, that in the event of an involuntary filing, the applicable party shall have sixty (60) days to obtain a dismissal of such claim or (c) if the one party purposefully infringes the other party's intellectual property or commits, or knowingly permits any third party to commit, any breach of confidentiality obligations owed to the other party . Notwithstanding the foregoing, Licensee shall have the right with or without cause, to terminate this Agreement, upon sixty (60) days written notice to SWI. Notwithstanding anything contained herein to the contrary, Licensee agrees that a breach by SWI of its obligations under Section 5 shall not be deemed to be a material breach but instead shall be subject to the exclusive remedies set forth in Section 6.2 ("Limited Remedies").

7.3 TERMINATION BY SWI. SWI may terminate this Agreement immediately upon giving [ ] ([ ]) days notice in writing to Licensee (a) if Licensee fails to pay any sums due to SWI pursuant to the terms of this Agreement within [ ] ([ ]) days of the due date or (b) if Licensee infringes SWI's intellectual

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

property or commits, or permits any third party to commit, any breach of confidentiality obligations owed to SWI.

7.4 EFFECT OF TERMINATION. Immediately upon the termination of this Agreement in accordance with Sections 7.2 or 7.3 above, (a) except in connection with a termination arising out of a breach of this Agreement by SWI, Licensee shall immediately cease use of the SWI Software (in any form, including partial copies in its possession or under its control), and, within thirty (30) days of such termination, return all copies of the SWI Software to SWI, and certify in writing to SWI that no copies have been retained by it; and (b) any outstanding amounts due to SWI hereunder shall immediately become due and payable.

7.5 SURVIVAL. Notwithstanding anything to the contrary in this Section 7, the provisions of Sections 3, 4, 5, 6, 7, and 8 shall survive termination of this Agreement.

SECTION 8          --  GENERAL TERMS

8.1 ASSIGNMENT. Except as otherwise expressly provided in this Agreement neither party shall be entitled to assign or otherwise transfer rights or obligations under this Agreement whether in whole or in part, except with the prior written consent of the other party except that either party may transfer this Agreement to a successor to its business; provided that such proposed successor is not reasonably deemed by the non-transferring party to be a competitor of the non-transferring party.

8.2 FORCE MAJEURE. Except for the obligation to make payments, nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of the nonperforming party.

8.3 NOTICES. Any required notices hereunder shall be given in writing, including electronic form and facsimile, at the address of each party set forth above, or to such other in the manner contemplated herein, and shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

8.4 RELATIONSHIP BETWEEN THE PARTIES. In all matters relating to this Agreement, Licensee and SWI shall act as independent contractors. Except as may be otherwise expressly permitted hereunder, neither party will represent that it has any authority to assume or create any obligation, expressed or implied, on behalf of the other party, or to represent the other party as agent, employee, or in any other capacity. Neither party shall have any obligation, expressed or implied, except as expressly set forth herein. Notwithstanding anything contained herein to the contrary, Net2Phone, Inc. shall remain primarily liable for all obligations of any Affiliate.

8.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.

8.6 INJUNCTIVE RELIEF. The parties recognize and acknowledge that any use or disclosure of either party's Confidential Information in a manner inconsistent with the provisions of this Agreement may cause the party irreparable damage for which remedies other than injunctive relief may be inadequate, and the parties agree that in any request by the other party to any court of competent jurisdiction for injunctive or other equitable relief seeking to restrain such use or disclosure, the parties will not maintain that such remedy is not appropriate under the circumstances.

8.7 EXPORT CONTROLS; GOVERNMENT USE. The parties agree and certify that neither the SWI Software nor any Confidential Information will be exported or re-exported outside the United States except as authorized and as permitted by the laws and regulations of the United States.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


8.8 ENTIRE AGREEMENT; HEADINGS; COUNTERPARTS. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and undertakings between the parties. No addition to or modification of any provision of this Agreement shall be binding upon the parties unless made by a written instrument signed by a duly authorized representative of each of the parties. The headings to the sections of this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be an original instrument.

8.9 PARTIAL INVALIDITY; WAIVER. If any provision of this Agreement or the application thereof to any party or circumstances shall be declared void, illegal or unenforceable, the remainder of this Agreement shall be valid and enforceable to the extent permitted by applicable law. In such event, the parties may replace the invalid or unenforceable provision by a provision that, to the extent permitted by applicable law, achieves the purposes intended under the invalid or unenforceable provision. Any deviation by either party from the terms and conditions with applicable laws, rules and regulations shall not be considered a breach of this Agreement. No failure of either party to exercise any power or right given either party hereunder or to insist upon strict compliance by either party with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representative as an instrument under seal effective as of the Effective Date.


SPEECHWORKS INTERNATIONAL, INC.               Net2Phone, Inc.

By:_________________________                  By:____________________________

Name:                                         Name:

Title:                                        Title:


ATTACHED EXHIBITS:
EXHIBIT A -   SWI Software
EXHIBIT B -   Maintenance and Support Terms
EXHIBIT C -   Initial Order
EXHIBIT C-1 - Form of Subsequent Order
EXHIBIT D -   License Fees for Subsequent Orders
EXHIBIT E-    Infrastructure Costs

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

                                    EXHIBIT A
                                  SWI SOFTWARE

SWI SOFTWARE: the following software is available for licensing under the terms of the Agreement to which this Exhibit is attached as follows:

SPEECHWORKS(R)is a solution for speech-enabling transactional applications over the telephone. packaged as six functional components:

         1. SPEECHWORKS SMARTRECOGNIZER-TM- recognizes words or phrases from individual vocabularies in the call flow and provides processing of phrases and sentences. This engine supports a range of hardware platforms and scales to thousands of phone lines. Its features include:

         2. SPEECHWORKS DIALOGMODULES-TM- are high-level building blocks representing frequently used caller interactions that developers can assemble and integrate into applications. Each DialolgModule encapsulates a particular task such as capturing a "yes" or "no" response or creating a voice menu. The DialogModules are made available in three bundles/packages.

              A. BASE: Includes recognition kernel, reporting tools, and the following DialogModules:
              ALPHANUMERIC STRING - Collects a string of connected (pauses are not required) numbers and letters. Patterns or a list of valid strings can be specified.
              CONTINUOUS DIGITS - Recognizes a string of connected digits only. Constraints such as string length or the allowed values can be specified.
              ITEM LIST - Lets callers speak words or phrases from a list (up to 250 words), e.g. "Please say the name of the person you are calling?" or "What stock would you like to buy?"
              VOICEMENU - Lets callers choose a word or phrase from a list (maximum of 20). Menus are similar to ItemLists, but shorter so that the prompt can read each item to the caller.
              YESNO - Performs the essential function of identifying affirmative and negative responses from callers.

              B. EXTENDED: Includes Base DialogModules, recognition kernel, reporting tools, and the following DialogModules:
              CREDITCARDNUMBER - Collects a credit card number. Can understand the major credit cards and many private label cards from retailers CCEXPDATE - Collects the expiration date for a credit card, usually month and year. It recognizes the last day of a given month as well.
              CURRENCY - Lets callers speak a monetary value in a natural way, e.g., "One hundred twenty-five dollars and thirty two cents. Non US dollars can be customized.
              DATE - Collects dates in several formats, e.g., June Fourth or 6/4/70, nicknames can be mapped, e.g., Christmas or today, allowing callers to speak a date in a natural way
              ITEMLIST - Up to 2,500 words
              NATURALNUMBERS - Collects whole numerical amounts; callers can say "fifty four hundred". Vocabulary for units can also be added, as in "a thousand boxes".
              SOCIALSECURITYNUMBER - Collects a 9-digit US Social Security number. Illegal numbers, such as those beginning with three zeroes, are screened out
              SPELLING - Recognizes individual letters so that callers may choose to spell out a request.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

              TIMEOFDAY - Collects a naturally spoken time of day. Callers can use 12-hour or 24-hour times, as well as prefix words such as "about" and "around TELEPHONENUMBER - Collects a phone number in the "North American Numbering Plan" consisting of ten, seven or three digits. It allows common phrases such as "area code" and "one eight hundred".
              ZIPCODE - Recognizes a five and/or nine digit United States ZIP code

              C. PROFESSIONAL NL (NATURAL LANGUAGE): Includes Extended DialogModules, recognition kernel, reporting tools, and the following DialogModules:
              ITEMLIST - Greater than 2,500 words or phrases
              CUSTOMCONTEXT - Provides the ability to run the results of custom modules created with the Software Development Kit.
              The Professional NL will typically require some level of SpeechWorks custom development services or development support. NAME - Available with Release 6.0 making it easier to collect a person's first, last or first and last names where the names are completely unknown. Speech Attendant apps should continue using the ItemList DialogModules
         3. SPEECHWORKS REPORTING AND ANALYSIS TOOL is bundled with each of the DialogModule packages. The tool generates text diagnostic reports about applications based on call logging data. The reports included are:

              CALL-START - displays a percentage breakdown by one hour time period of when calls are initiated helping to identify peaks in system usage.
              CALL-LENGTH - displays a percentage breakdown of calls by duration tracking the efficiency of user interface improvements that result in the reduction of call length.
              MODULE TRANSACTION RESULTS - summarizes execution results for each DialogModule presenting an overall success rate. Success rates lower than 90% indicate problem areas.
              MODULE CALLFLOW RESULTS - summarizes results of each attempt to collect the primary DialogModule data from the caller. High values for denied confirmation and rejection indicate that recognition is not performing well.
              CONTEXT RESULTS - summarizes the result of each recognition event. This report illustrates a complete picture of the caller experience at the transaction level.
              MODULE VOCABULARY RESULTS - summarizes results classified by the answer returned by the recognizer via a DialogModule. This report can be used to give an indication of a) how effective the system recognized a caller's utterance and b) how easily callers were able to clarify/confirm what was said.
              CONTEXT STATS - summarizes various additional statistics for each recognition context. This report allows quick identification of problem contexts indicating that improvements are required

         4. SPEECHWORKS SOFTWARE DEVELOPMENT KIT (SDK) includes the following suite of editors and utilities for configuring DialogModules, providing service management functions, and supporting ongoing tuning and maintenance: VOCABULARY EDITOR (VED), GRAMMAR DEVELOPMENT TOOLS AND APPLICATION TUNING TOOLS. Included with the SDK are Four (4) Professional NL Run Time Port licenses, for development purposes only.

         5. SPEECHWORKS VOCABULARY LIBRARIES supply pre-packaged and continuously maintained language contexts for spoken words/phrases. The User Interface for the application using these libraries is not included. The following libraries are currently available: (i) Stock

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

         Names & Symbols Vocabulary, (ii) Mutual Fund Names & Symbols Vocabulary and (iii) Address Vocabulary.

         6.TTS SPEECHIFY(TM) TEXT-TO-SPEECH SOFTWARE. Speechify software consists of two components: (1) a "server" and (2) a "client software development kit". The server and client run on two separate machines and communicate over a network using TCP/IP. The server consists of an executable file (the "Engine") containing proprietary text-to-speech synthesis algorithms, the scripts to start the Engine, and the data files required by the Engine to perform syntheses. The Engine receives text input from a client, synthesizes the text into audio, then streams the audio back to the client. The client SDK consists of a software library that offers an API and documentation for that API so that a developer can incorporate the library into their own applications. Once incorporated, the developer's application can make synthesis requests to the server and receive audio.

         This Exhibit may be amended by SWI upon thirty days prior written notice to Licensee; provided that any Subsequent Order received by SWI prior to delivery to Licensee of a new EXHIBIT A shall be binding upon SWI.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                                    EXHIBIT B
                          MAINTENANCE AND SUPPORT TERMS

    Pursuant to Section 3.3 of the Agreement, SWI shall provide to Licensee the Maintenance and Support Services described in this Exhibit. In the event of a conflict of terms with respect to Maintenance and Support Services between the Agreement and this Exhibit, the terms of this Exhibit shall govern.

SECTION 1         -- DEFINITIONS

1.1 DEFINED TERMS. Terms used and not otherwise defined in this Exhibit shall have the meanings set forth in the Agreement. In addition, the following terms as used in this Exhibit shall have the meanings set forth below:

    "COVERED SOFTWARE" shall mean the SWI Software and any Custom Software for which SWI is obligated to provide Maintenance and Support Services.

    "CUSTOM SOFTWARE" shall mean the specific computer programs developed (or to be developed) by SWI and described on Annex 2 to this Exhibit.

    "CUSTOM SOFTWARE DOCUMENTATION" means the written description of the functions performed by the Custom Software, user instructions, and technical literature supplied to Licensee by SWI to facilitate the use and application of the Custom Software.

    "EFFECTIVE DATE" shall have the meaning set forth on Annex 1 hereto.

    "ERROR" shall mean any failure of the SWI Software to conform in all material respects to Documentation or, in the case of Licensee Software, the failure to conform to the Custom Software Documentation; PROVIDED, HOWEVER, any nonconformity resulting from (a) Licensee's misuse, improper use, alteration, or damage of any Covered Software, (b) Licensee's failure to implement all Updates issued to Licensee; or (c) combining or merging any Covered Software with any hardware or software not supplied or identified as compatible by SWI, shall not be considered an Error.

    "EXHIBIT" shall mean this Exhibit and Annex 1 and Annex 2 attached hereto, including any written amendments hereto or thereto.

    "LEVEL 1 ERROR" shall mean an Error that reduces by fifty percent (50%) or more the service, operation or transaction processing capabilities of the Covered Software.

    "LEVEL 2 ERROR" shall mean an Error, other than a Level 1 Error, that reduces by ten percent (10%) or more the service, operation or transaction processing capabilities of the Covered Software.

    "LEVEL 3 ERROR" shall mean an Error that causes an operational problem with the Covered Software that is not a Level 2 or 3 Error.

    "LEVEL 4 ERROR" shall mean any other Error that is not a Level 1, 2 or 3 Error including, without limitation, Documentation or administrative screen errors, such as typographical errors, screen format errors or syntax errors.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

    "MAINTENANCE AND SUPPORT SERVICES" shall mean the services described in
    Section 2 of this Exhibit subject to the exclusions set forth in Sections 4 and 7 of this Exhibit.

    "SUPPORT PLAN" shall mean the maintenance option that Licensee elects pursuant to Section 2.1 of this Exhibit.

    "UPDATES" means a release or version of the SWI Software containing functional enhancements, modifications, extensions, and/or Error corrections. The content and timing of all Updates shall be decided upon by SWI in its sole discretion and will generally include changes that correct defects as well as upgrade the SWI Software to the most current release or version of the SWI Software then being generally marketed by SWI.

SECTION 2         - MAINTENANCE AND SUPPORT SERVICES

2.1 ELECTION OF SUPPORT OPTION. Licensee hereby elects the Support Plan designated on ANNEX 1 hereto for the initial twelve-month period following the Effective Date. Such designation shall remain in effect for each subsequent twelve-month period that the provisions of this Exhibit are in effect (as provided in Section 6), unless Licensee delivers a purchase order to SWI requesting a change in the Support Plan at least ninety (90) days prior to beginning of the twelve-month period in which Licensee desires such change to take effect (or such shorter period as SWI may approve). The Support Plan that Licensee selects shall apply to all Covered Software.

2.2 CONDITION TO SWI OBLIGATIONS. Unless Licensee has paid all fees set forth in
Section 5 of this Exhibit in a timely manner, SWI shall have no obligation to provide to Licensee the Maintenance and Support Services applicable under the Support Plan.

2.3 SCOPE OF MAINTENANCE AND SUPPORT SERVICES. (a) The Maintenance and Support Services to be provided hereunder are intended only to correct Errors (subject to service level provisions of Section 2.8) and to provide Updates to the SWI Software. This Exhibit does not provide for enhancements, Updates, or new features or functionality for any Custom Software.

     (b) The Maintenance and Support Services may be purchased pursuant to this Exhibit for the SWI Software, or the SWI Software and Custom Software, as listed in Annex 1 to this Exhibit. If Maintenance and Support Services are not purchased for the Custom Software then the terms and conditions set forth herein applicable to the Custom Software for which no Maintenance and Support Services are purchased shall be inapplicable to Licensee and this Exhibit shall be read and construed as if such terms were not included. Maintenance and Support Services may not be purchased for Custom Software alone.

2.4 MAINTENANCE. SWI shall provide Licensee with (a) Updates, if any, and appropriate Documentation delivered electronically for installation by Licensee and (b) periodic software bulletins providing additional documentation and provisional solutions to reported problems.

2.5 TELEPHONE SUPPORT. If Licensee elects a Support Plan that includes telephone support services, then SWI shall provide telephone assistance to Licensee with respect to the Covered Software in accordance with the response and error correction time targets set forth in ANNEX 1 attached hereto, such services to include (a) clarification of functions and features of the Covered Software, (b) clarification of Documentation or Licensee Software Documentation pertaining to the Covered Software, (c) guidance in the operation of the Covered Software, and
(d) Error verification, analysis and code corrections, as necessary, to cause the Covered Software to perform in accordance with the specifications set forth in the most current Documentation or Custom Software Documentation, as the case may be, as updated by SWI from time to time, to the extent possible (except for code corrections) by telephone.

2.6 ANNUAL ACCOUNT REVIEW. SWI shall provide Licensee with one (1) day of free consulting at Licensee's facility each year to review the status of the Covered Software, assess Licensee's ongoing and future use of the Covered Software, solicit input from Licensee on future development and direction of the Covered Software, and to make recommendations regarding Licensee's use of the Covered Software.

2.7 CLASSIFICATION OF ERRORS. Upon identification of any Error, Licensee shall notify SWI of such Error and provide SWI with enough information to locate and/or replicate the ErrorThe parties shall determine in their mutual reasonable judgment the classification of such Error as either a Level 1, 2, 3 or 4 Error, PROVIDED, HOWEVER, that if the Service Plan selected by Licensee only provides for correction of Errors in the next major release of SWI Software, then no such classification shall be made.

2.8 SERVICE LEVEL OBJECTIVES. SWI and Licensee acknowledge the potentially idiosyncratic nature of any Error in the Covered Software. While the response times and target resolution times set forth in Annex 1 to this Exhibit constitute targeted goals of the Maintenance and Support Services, it is understood that SWI shall use all reasonable commercial efforts to attempt to resolve any problems within the target times specified in Annex 1 but that failure to meet these targeted times shall not constitute a failure to perform a material provision of this Exhibit.

2.9 PLACE OF PERFORMANCE. The Maintenance and Support Services provided hereunder shall be performed by remote access unless SWI determines that on-site service at the Licensee's site is required in which event Licensee shall pay for the associated, pre-approved travel and accommodation expenses.

2.10 LICENSEE OBLIGATIONS. Licensee shall:


     (a) provide supervision, control and management of the use of the Covered Software. In addition, Licensee shall implement procedures for the protection of information and the implementation of backup procedures in the event of Errors or malfunction of the Covered Software or equipment upon which the Covered Software is loaded or operating;

     (b) during normal business hours, provide SWI with reasonable access either telephonically or on a remote basis to Licensee's personnel and equipment upon which the Covered Software is loaded or operating. This access shall include, when applicable, the ability to dial-in to equipment on which the Covered Software is operating. SWI will inform Licensee of the specifications of the modem equipment needed, and Licensee will be responsible for the costs and use of said equipment at the Licensee's location;

     (c) document and promptly report all Errors or malfunctions of the Covered Software to SWI. Licensee shall take all commercially reasonable steps necessary to carry out procedures for the rectification of such Errors or malfunctions within a reasonable time after such procedures have been provided by SWI;

     (d)       maintain a current backup copy of all programs and data; and

     (e) properly train its personnel in the use and application of the Covered Software and the equipment on which the Covered Software is loaded or operating.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

SWI is entitled to suspend Support Services under this Exhibit to the extent that Licensee's failure to comply with this Section 2.10 materially increases the cost of SWI providing such services.

2.11 ADDITIONAL SERVICES. In the event Licensee requests, and SWI, in its sole discretion, agrees to provide, materials or services for the Covered Software for problems encountered by Licensee that are outside of the scope of these Maintenance and Support Services or that Licensee desires to have resolved on a more expedited basis than Licensee has contracted for under this Exhibit, SWI shall invoice Licensee for SWI's time, materials used and travel expenses and any other reasonable expenses incurred by SWI in providing such materials and service at the rates set forth in the Professional Services Agreement, dated as of October 1, 2000, by and between the parties. Licensee shall pay SWI the full amount of any such invoice within thirty (30) days after receipt and interest shall accrue at the lesser of the highest lawful rate or one percent (1%) per month for any amounts not paid by the date due.

SECTION 3          -- ADDITIONS

    The annual fees for Maintenance and Support Services shall be adjusted to reflect any increases in Licensee's license fee that are attributable to Licensee's licensing, from time to time, additional software from SWI. Such adjustment shall be equal to the applicable percentage of the full purchase price of such additional software corresponding to the Support Plan selected by Licensee under the purchase order for such Maintenance and Support Services. Additionally, notwithstanding anything herein to the contrary, the obligation of SWI to continue to provide Maintenance and Support Services to Licensee after any such increase in the license fee shall be subject to payment of a fee equal to the difference between the Annual Maintenance Fee before and after such adjustment, prorated for the remaining term of the then current twelve (12) month term of this Exhibit, as measured from the date of such change.


SECTION 4          -- EXCLUSIONS

4.1 PRIOR SOFTWARE VERSIONS. Maintenance and Support Services are provided with respect to versions of the SWI Software that, in accordance with SWI policy, are then being supported by SWI and, in any event, SWI shall only be obligated to support the then current production version of the SWI Software and to support the immediately prior release for a period of six (6) months after the release of the then current production version. Notwithstanding anything contained herein to the contrary, SWI agrees that Licensee may purchase maintenance and support services for any version of the SWI Software licensed hereunder which is no longer supported by SWI on a "time and materials" basis at SWI's then-current published rates therefor.

4.2 OPERATING ENVIRONMENT. Insofar as the use of a certain release of the SWI Software requires the use of a particular release of system software (such as operating system (as intitially described in Exhibit C to the License Agreement), firmware or utilities) on the equipment specified in the Agreement, Licensee shall be responsible for ensuring that the latter is used. Otherwise, SWI is entitled to suspend all Support Services under this Exhibit until the necessary system software is installed. Licensee's obligation to pay any fees and charges hereunder up to the expiration of this Exhibit shall in no way be affected by such suspension.

SECTION 5         - CONSIDERATION

5.1 FEES. Licensee shall be invoiced by SWI at the beginning of each twelve-month period for which this Exhibit is in effect, the applicable annual fee for the Support Plan. The annual payments shall be due in four equal quarterly installments.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

5.2 TIME OF PAYMENT. Except as otherwise provided in this Exhibit all amounts due SWI shall be paid within thirty (30) days of Licensee's receipt of invoice from SWI.

SECTION 6         - TERM AND TERMINATION

6.1 TERM. The provisions of this Exhibit shall become effective on the Effective Date, shall remain in effect for an initial term of twelve (12) months, and shall thereafter automatically be renewed for successive twelve (12) month terms, unless either party gives the other notice at least ninety (90) days prior to the expiration of a twelve (12) month term that such renewal shall not occur, in which event the provisions of this Agreement shall expire at the end of such term, except as otherwise provided in this Exhibit. In no event, however, shall any obligation of SWI to provide Maintenance and Support Services extend beyond the termination or expiration of the Agreement or commence prior to the execution of the Agreement, except as otherwise described in Section 3.3 of the license Agreement and Section 4.1 of this Exhibit.

6.2 TERMINATION. The obligations of SWI and Licensee under this Exhibit (a) shall terminate immediately upon the termination of the Agreement or (b) may be terminated by either party immediately upon giving written notice to the other party if such other party commits a material breach of this Exhibit and shall have failed to cure such breach within thirty (30) days of receipt of a request in writing from the notifying party to do so; provided, however, that upon any termination under this Section 6.2 or otherwise, all earned and unpaid fees and other charges payable under this Exhibit shall become immediately due and payable. In the event of a termination arising out of a breach of this Agreement by SWI, SWI shall provide commercially reasonable technical assistance (to the extent legally permissible) over a period of ninety days with Licensee's transition to an alternative application.

6.3 SURVIVAL OF LICENSE. Termination of Maintenance and Support Services upon failure to renew will not affect the license of the SWI Software.

SECTION 7         --  OWNERSHIP AND WARRANTY DISCLAIMER

7.1 TITLE. All Updates and other changes, improvements, bug fixes or other modifications to the SWI Software provided under this Exhibit shall be deemed to be included within the SWI Software and will be subject to the terms and conditions of the agreement pursuant to which such software was licensed.

7.2 LIMITED WARRANTY OF PERFORMANCE AND EXCLUSIVE REMEDY. SWI warrants that it shall use commercially reasonable efforts to provide effective Maintenance and Support Services while this Exhibit remains in effect. This warranty shall not apply to the Covered Software if such Covered Software has been modified by any party other than SWI or its third party contractors. In the event that SWI fails to provide Maintenance and Support Services according to the provisions of
Section 2, SWI's only responsibility shall be to attempt diligently to remedy such failure through further Maintenance and Support Services. Licensee acknowledges that Maintenance and Support Services can, under certain circumstances, result in damage to data. Licensee will therefore ensure that all data are secured from such damage during the performance of Maintenance and Support Services. SWI shall not be responsible for any re-creation or reconstruction of data. The warranty under this Exhibit is made only to Licensee and SWI shall have no liability to any third party with respect to the Covered Software as a result of such warranty. SWI shall have no obligation to Licensee under the warranty, or otherwise, if an Error is the result of (a) Licensee's failure to implement all Updates or modifications to the Covered Software; (b) changes to the operating system or environment which adversely affect the Covered Software; (c) any alterations of or additions to the Covered Software performed by parties other than SWI or not at the direction of SWI; (d) interconnection or integration of the Covered Software with other

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

software products not supported by SWI, or (e) use of the Covered Software on equipment other than the equipment for which such Covered Software was designed for use on. Under no circumstances does SWI warrant or represent that all Errors can or will be corrected.

7.3 LIMITED REMEDY. If defects which considerably impede the operation of the Covered Software supplied by SWI cannot be eliminated by SWI Maintenance and Support Services after repeated attempts, then Licensee may cancel this Exhibit for the balance of the current annual period, upon thirty (30) days prior written notice to SWI, for the SWI Software or Licensee Software or any applicable modules or portions thereof, which cannot be used and SWI shall [ ] and [ ] by [ ] in the subject [ ].

7.4 DISCLAIMER. THE FOREGOING PROVISIONS OF SECTIONS 7.2 and 7.3 STATE SWI'S SOLE AND EXCLUSIVE WARRANTY TO CUSTOMER AND SOLE OBLIGATION TO CUSTOMER FOR BREACH OF WARRANTY, WITH RESPECT TO THIS EXHIBIT. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO ADDITIONAL WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AS TO THE CONDITION, QUALITY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE MAINTENANCE AND SUPPORT SERVICES, ERROR CORRECTIONS, OR UPDATES, OR THE COMPREHENSIVENESS OF ANY DOCUMENTATION FURNISHED HEREUNDER IS GIVEN OR ASSUMED BY CUSTOMER AND ALL SUCH WARRANTIES, CONDITIONS, UNDERTAKING AND TERMS ARE HEREBY EXCLUDED.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                            ANNEX NO. 1 TO EXHIBIT B
                          DESCRIPTION OF SUPPORT PLANS

1.  SUPPORT PLAN SELECTED BY LICENSEE FOR INITIAL YEAR: AROUND-THE-CLOCK

2.  EFFECTIVE DATE: Effective Date of the Agreement

3.   DESCRIPTION OF SUPPORT PLANS:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       AROUND-THE-CLOCK
                                                BASIC SUPPORT PLAN       EXTENDED SUPPORT PLAN           SUPPORT PLAN
--------------------------------------------------------------------------------------------------------------------------------
HOURS SERVICE IS AVAILABLE:                   N/A                       8:30 a.m. to 5:30 p.m.      Twenty-four hours a day
                                                                        during business days        seven days a week
                                                                                                    (including holidays)
--------------------------------------------------------------------------------------------------------------------------------
INITIAL RESPONSE                              Next major release of             4 hours                       4 hours
                                              the SWI Software.
                                              Level 4 errors in
                                              Custom Software shall
                                              only be corrected at
                                              SWI's discretion
--------------------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 1 ERRORS                      N/A                     See Below                     See Below
--------------------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 2 ERRORS                      N/A                     See Below                     See Below
--------------------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 3 ERRORS                      N/A                     See Below                     See Below
--------------------------------------------------------------------------------------------------------------------------------
TARGET RESOLUTION: LEVEL 4 ERRORS                      N/A
--------------------------------------------------------------------------------------------------------------------------------
FEES *(SWI SOFTWARE)                          See below                   See below                   See below
--------------------------------------------------------------------------------------------------------------------------------
FEES (CUSTOM SOFTWARE)                        Basic support plan is       [    ]% of fixed            [    ]% of fixed
                                              not available for           development price           development price
                                              Custom Software
--------------------------------------------------------------------------------------------------------------------------------

* The parties hereby agree that the following terms shall govern (i) the amount of annual maintenance and support fees to be paid by Licensee during the Term of this Agreement for SWI Software, (ii) the payment of such fees and (iii) the application of said fees (as well as certain other fees payable under this Agreement) to the binding commitment of Licensee to pay certain amounts to SWI under the terms of that certain Letter Agreement dated as of June 29, 2000 by and between the parties (the "Letter Agreement").
    (i) AMOUNT OF MAINTENANCE AND SUPPORT FEES. Licensee agrees that for the initial one year period commencing on the Effective Date, it elects the "Around-the-Clock" Support Plan and that it shall pay to SWI fees therefor equal to the greater of:

          (a) the sum of (1)[ ]% of [ ] license fees paid for the ports licensed during said period PLUS (2)[ ]% of the [ ] under Sections 3.1.2 and 3.1.3 of the Agreement (collectively, the "Year One Accrued Fees"); and

          (b)  $[ ] ("Year One Minimum").

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

     For each one-year period thereafter, Licensee shall pay annual maintenance and support fees equal to the [ ]


          (a) the sum of (1) [ ] license fees paid for the ports licensed under this Agreement [ ] (2) [ ]% of the [ ] under Sections 3.1.2 and
               3.1.3 of the Agreement during the previous one year period (the "Subsequent Year Accrued Fees")]; and
          (b) the aggregate amount of maintenance and support fees paid for the prior year (the "Subsequent Year Minimum").

In the event that for any subsequent year's maintenance and support License elects either the Basic or Extended Support Plan, the [ ] percent ([ ]%)] amount in the above calculations shall be replaced by either [ ]% (Basic) or [ ]% (Extended), as applicable, and the amount of any [ ], if applicable, shall be equitably adjusted for a subsequent period based on the applicable foregoing percentage rate.

(ii)  PAYMENT OF MAINTENANCE AND SUPPORT FEES.
        (a)The initial year's maintenance and support fee shall be due and payable as follows: the Year One Minimum is due and payable in [ ] on each of [ ], [ ], [ ], and [ ]; and, in the event that the Year One Accrued Fees are greater than the Year One Minimum, Licensee shall pay to SWI within thirty days of the anniversary date of the Effective Date, the difference between the Year One Accrued Fees and the Year One Minimum.
        (b)For each subsequent year during the Term, the annual maintenance and support fees shall be paid as follows: (i) in [ ] on each of [ ], [ ], [ ], and [ ], subsequent to the applicable anniversary of the Effective Date, Licensee shall pay to SWI the Subsequent Year Minimum and (ii) within 30 days of the end of the applicable year, the difference (if any) between said Subsequent Year Minimum and the amount of the Subsequent Year Accrued Fees.

(iii) APPLICATION OF MAINTENANCE AND SUPPORT FEES TO LICENSEE'S $[ ] YEAR ONE COMMITMENT. Licensee hereby confirms and ratifies it's commitment under Section
(I)(E)(1) of the Letter Agreement to pay to SWI an amount equal to [ ] US Dollars ($[ ]) (the "Retainer"); provided that SWI hereby agrees that, notwithstanding anything contained herein or the Letter Agreement to the contrary, Licensee may apply [ ] and [ ] described above [ ] to [ ] to the Retainer (maintenance agreed to have begun on the Effective Date). In connection with the foregoing, the parties agree that Licensee may apply $[ ] of said fees to the Retainer ($[ ] [ ]).

(iv) APPLICATION OF SDK AND SPEECHIFY LICENSE FEES TO LICENSEE'S $[ ] YEAR ONE COMMITMENT Notwithstanding anything contained herein or the Letter Agreement to the contrary, the parties agree that (i) the $[ ] license fee for the SPEECHWORKS SDK set forth in Exhibit C below shall not be applied to the Retainer, (ii) the $[ ] annual license fee for the SPEECHIFY set forth in Exhibit C below shall be applied to the Retainer and (iii) any additional Ports of SWI Software not ordered under the Initial Order that are ordered and paid for prior to June 28, 2001 shall be applied to the Retainer. Based on the foregoing, the aggregate amount of maintenance and support and license fees which N2P is committed to pay and that SWI is [ ] to [ ] to [ ] the [ ] hereunder shall be equal to $[ ]. Nothing herein shall otherwise reduce or mitigate Licensee's obligation to pay to SWI the balance of the Retainer by no later than June 28, 2001.

All Support Plans provide Licensee with Updates to SWI Software as well as periodic software bulletins providing additional documentation and provisional solutions to reported problems. As used in the tables above, the term "business day" means Monday through Friday (excluding national holidays). All times are in Eastern Standard Time.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

1. ERROR CORRECTIONS. Following classification of the Errors as described in
Section 2.7, SWI will resolve the Errors according to the following Severity
Levels:

         (a) LEVEL 1 ERRORS:        SWI will work with N2P on a [ ], [ ] per [ ]
                                    basis, will begin working with N2P's system administration group member(s) within [ ] of the notification, and will exert [ ] to resolve the Level 1 Error as quickly as possible. SpeechWorks shall be deemed to have "resolved" a Level 1 Error if SWI determines in its reasonable judgement that the Error has been corrected or reduced in scope to a Level 2, 3 or 4 Error.

         (b)  LEVEL 2 ERRORS:       SWI will exert [ ] to resolve the Level 2
                                    Error as quickly as possible. If such Error is not resolved within [ ] business days, SWI will, at N2P's option, work with N2P's system administration group member(s) to resolve such Error on a [ ], [ ] per [ ] basis until it is resolved. SpeechWorks shall be deemed to have "resolved" a Level 2
                                    Error if SWI determines in its reasonable judgement that the Error has been corrected or reduced in scope to a Level 3 or 4 Error.

         (c) Level 3 Errors:        SWI will exert [ ] to resolve the Level 3
                                    Error within 20 business days. If such Error is not resolved within 20 business days, SpeechWorks will exert commercially reasonable efforts to resolve the Error as quickly as possible. SpeechWorks shall be deemed to have "resolved" a Level 3 Error if SWI determines in its reasonable judgement that the Error has been corrected or reduced in scope to a Level 4 Error.

         (d) Level 4 Errors:        SWI will exert commercially reasonable
                                    efforts to correct Level 4 Errors in the next standard Update of the SWI Software, or earlier at its sole discretion.

2.  [    ] PROCEDURE.
         -----------

             (a) Level 1 Errors:    Should SWI be unable to resolve a Level 1
                                    Error within [ ] after notification, the appropriate [ ] from N2P and SWI shall meet by teleconference and thoroughly discuss the current status and resolution plan. From that point until the Error is resolved, SWI will provide an appropriate N2P [ ] an [ ] of the existing [ ] and an [ ]. Should SWI be unable to resolve a Level 1 Error within [ ] after notification, the appropriate [ ] from N2P and SWI shall [ ] the status of the situation, and every [ ] thereafter until the [ ]. Should SpeechWorks be unable to resolve a Level 1 Error within [ ] after notification, the appropriate [ ] from N2P and SpeechWorks shall [ ] the status of the Situation, and every [ ] thereafter until the [ ].

             (b) Level 2 Errors:    From that time SpeechWorks is notified,
                                    SpeechWorks will provide an appropriate N2P manager [ ] an evaluation of the existing
                                    Error resolution efforts and an [ ]. Should
                                    SpeechWorks be unable to resolve a Level 2
                                    Error within [ ] business days after
                                    notification, the

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

                                    appropriate second level managers from N2P and SpeechWorks shall meet by teleconference and thoroughly discuss the current status and resolution plan. Should SpeechWorks be [ ] a Level 2 Error within [ ] business days after notification, the appropriate third level managers from N2P and SpeechWorks shall [ ] the status of the Situation, and every [ ] thereafter until the [ ].

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                            ANNEX NO. 2 TO EXHIBIT B

                         DESCRIPTION OF CUSTOM SOFTWARE


CUSTOM SOFTWARE SHALL MEAN THE DELIVERABLES (IF ANY) DESCRIBED IN THE STATEMENT(S) OF WORK ATTACHED TO THE PROFESSIONAL SERVICES AGREEMENT, DATED OCTOBER 1, 2000, BETWEEN SWI AND LICENSEE.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                                    EXHIBIT C
                                  INITIAL ORDER

--------------------------------------------------------------------------------------------------------------------------------
    PRODUCT NAME                 PRODUCT DESCRIPTION             RECOGNITION       SYSTEM       FEE/PORT OR        LICENSE
                                                                    PORTS*          SEATS           SEAT             FEES
--------------------------------------------------------------------------------------------------------------------------------
SpeechWorks            INCLUDES:                                     [ ]             N/A            $[ ]             $[ ]
v. 6.1 with            o   SpeechWorks Recognition Engine
DialogModule           o   DialogModules (Pro NL) (see
Bundle C                   description in Exhibit A above).
--------------------------------------------------------------------------------------------------------------------------------
Speechify v.1.0        - see description on Exhibit A above          [ ]                        $[ ]/year**            $[     ]
Text to Speech
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     [ ]            $[ ]               $[     ]
SpeechWorks SDK        INCLUDES:
                       o   Vocabulary Editor (allows
                            developers to generate and
                            maintain large vocabulary lists)
                       o    Grammar Specification and Tuning Tools (allows
                            developers to build custom applications and tune
                            their performance)
--------------------------------------------------------------------------------------------------------------------------------


                                                    ***TOTAL LICENSE FEES: $ [ ]

     * For purposes of SpeechWorks, the term "RECOGNITION PORT" shall mean the number of telephone channels enabled with the software included in SpeechWorks DialogModule Bundle B that is capable of either recognizing spoken words or performing "barge-in" for a discrete period of time. SWI acknowledges that telephone lines or ports can be configured with or without speech recognition dynamically, and as such, charges are based on the maximum number of simultaneous speech recognition ports currently configured in the total system. The term "SYSTEM SEATS" shall mean the number of end-users permitted to concurrently access and use, at the same time, the SpeechWorks Tools and Grammar Libraries. For purposes of Speechify, the term "Ports" shall mean the maximum number of simultaneous telephone channels enabled to play the output of the Speechify TTS Software configured in the system

     ** (a) The initial license fee is in consideration of the grant of the license set forth in Section 2.1 of the Agreement to which this
          Exhibit is attached for a period of one (1) year commencing January 1, 2001 and solely for the use of the initial [ ] Ports in such first year and the Maintenance and Support Services described in EXHIBIT B. For any Speechify ports licensed during the initial three year term the per port fee shall be equal to $[ ] and the minimum number of ports ordered in any one year period subsequent to the initial year of this Agreement shall be [ ]; PROVIDED, that in the event that SpeechWorks does not remain the Primary TTS Provider (as defined below) to Licensee, the annual per port fee shall be increased to $[ ] per port. For purposes hereof, "Primary TTS Provider" shall mean that
          (i) Licensee will refer any content provider or merchant wishing to enable TTS content for a Licensee speech-enabled service to the SpeechWorks' designated TTS Program Manager at SpeechWorks and (ii) Licensee will provide business development contacts and provide introductions, upon SpeechWorks' request, for any additional speech-enabled initiative from Licensee or Licensee affiliates. SpeechWorks acknowledges that in the event any content provider, merchant or Licensee affiliate referred to SpeechWorks by Licensee elects not to employ SpeechWorks, SpeechWorks shall remain a Primary TTS Provider.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

     (b) In the event that Licensee elects to (i) extend the term of the foregoing Speechify license beyond the initial one (1) year or (ii) license any additional ports hereunder, it shall do so by notifying SWI by delivery of a completed and executed Subsequent Order and payment of the applicable annual fees. In the event that Licensee requires additional Ports beyond the number of ports specified on the Subsequent Order associated with that term, it shall do so by notifying SWI by delivery of another completed and executed Subsequent Order and payment of the applicable annual fees, which fees shall be pro-rated to reflect the time remaining in the term.
     (c) Licensee agrees that, at SpeechWork's request, it will within 10 business days of such request, report to SWI in writing the number of ports used in the previous calendar quarter.
     (d) The term "PORTS" shall mean the maximum number of simultaneous telephone channels enabled to play the output of the Speechify TTS Software configured in the system.
     (e) The fees set forth above include maintenance and support (Extended) for the applicable year.
*** In connection with SWI's agreements hereunder, Licensee agrees that it shall pay no less than $[ ] of application development and integration services under the terms of the Professional Services Agreement, dated October 1, 2000, by and between the parties (the "PSA"). In the event that the aggregate fees accrued for the initial Statement of Work delivered under the PSA equal an amount less than $[ ], SWI shall allow Licensee to apply the balance thereof to the purchase of additional licenses hereunder.


SWI SOFTWARE WILL BE USED IN THE FOLLOWING COMPUTER ENVIRONMENT:
[   ] ([     ]) port voice response unit (VRU) running Windows operating system.
[   ] port VRU running Speechify on Linux operating system.
SWI agrees that Licensee may [ ] the [ ] to [ ] and [ ], if and when [ ] the [ ] on any such [ ].
PAYMENT SCHEDULE:
All license fees and other amounts to be paid by Licensee under this Agreement shall be due and payable within thirty (30) days from the date appearing on an applicable invoice prepared and delivered by SWI to Licensee. At its option, SWI may impose a late fee of 1.5% per month on any amounts which remain unpaid thirty (30) days after they are due.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

                                   EXHIBIT C-1
                            FORM OF SUBSEQUENT ORDER

      This Subsequent Order is delivered pursuant to Section 2.1 of that certain Master Software License Agreement dated as of __, 2000 by and between SpeechWorks International, Inc. and _________________________________. [License No.00_].

--------------------------------------------------------------------------------------------------------------------------------
                                 PRODUCT DESCRIPTION
    PRODUCT NAME
-----------------------------------------------------------------
                                                                 RECOGNITION       SYSTEM       FEE/PORT OR        LICENSE
                                                                    PORTS*          SEATS           SEAT             FEES
--------------------------------------------------------------------------------------------------------------------------------
                       INCLUDES:                                                                                   $
                       o
--------------------------------------------------------------------------------------------------------------------------------
                       o                                                                                           $
--------------------------------------------------------------------------------------------------------------------------------

                                                           TOTAL LICENSE FEES: $

* The term "RECOGNITION PORTS" shall mean the number telephone channels enabled with the software included in the applicable SpeechWorks Dialog Module Bundle that is capable of either recognizing spoken words or performing "barge-in" for a discrete period of time. SWI acknowledges that telephone lines or ports can be configured with or without speech recognition dynamically, and as such, charges are based on the maximum number of simultaneous speech recognition ports currently configured in the total system. The term "SYSTEM SEATS" shall mean the number of end-users permitted to concurrently access and use, at the same time, the SpeechWorks Tools and Grammar Libraries. For purposes of Speechify, the term "Ports" shall mean the maximum number of simultaneous telephone channels enabled to play the output of the Speechify TTS Software configured in the system.


SWI SOFTWARE WILL BE USED IN THE FOLLOWING COMPUTER ENVIRONMENT:[ ] ([ ]) port] voice response unit (VRU) running Windows operating system.
[ ] port VRU running Speechify on Linux operating system.
SWI agrees that Licensee may [ ] the [ ] to [ ] and [ ], if and when [ ] the [ ] on any such [ ].

PAYMENT SCHEDULE:
All license fees and other amounts to be paid by Licensee under this Agreement shall be due and payable within thirty (30) days from the date appearing on an applicable invoice prepared and delivered by SWI to Licensee. At its option, SWI may impose a late fee of 1.5% per month on any amounts which remain unpaid thirty (30) days after they are due.
IN WITNESS WHEREOF, the parties have caused this Subsequent Order to be executed by their respective duly authorized representative as an instrument under seal effective as of last date below.


SPEECHWORKS INTERNATIONAL, INC.               Net2Phone, Inc.

By:____________________________               By:_______________________________

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

Name:                                         Name:

Title:                                        Title:

Date signed:___________________               Date signed:______________________

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                                    EXHIBIT D
                          SUBSEQUENT ORDER LICENSE FEES

------------------------------------------------------------------------------------------------------------
Product Component

                                      Run Time        Annual Maintenance and Support            Minimum
                                      License Fee     [   ]                                      Order
                                      Per Port                                                  Quantity
                                                      ------------------------------------------------------
                                                                                ACP
                                                      BSP                      ($[ ]
                                                      ?(Partner)   ESP        minimum)
------------------------------------------------------------------------------------------------------------
END USER RUN TIME LICENSES

------------------------------------------------------------------------------------------------------------
Recognition Kernel includes Base      $ [     ]       [    ]%      [   ]%       [    ]%       [    ] ports
DialogModule package
------------------------------------------------------------------------------------------------------------
SpeechWorks DialogModule packages
include recognizer and command line
reporting tools
------------------------------------------------------------------------------------------------------------
   Base                               $ [     ]       [    ]%      [    ]%      [    ]%       [    ] ports
------------------------------------------------------------------------------------------------------------
   Extended                           $[     ]        [    ]%      [    ]%      [    ]%       [    ] ports
------------------------------------------------------------------------------------------------------------
   Professional NL                    $[     ]        [    ]%      [    ]%      [    ]%       [    ] ports
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

ADDITIONAL LANGUAGE PRICING: The run time license pricing represented in the schedule applies to systems supporting NA English. If additional languages are required, the first language regardless of which one is [ ]. A 20% uplift of the base runtime license price must be charged for each additional language.

VOLUME PURCHASE DISCOUNTS.
-------------------------
Notwithstanding the foregoing Fee Schedule, SWI agrees that for the Term of the Agreement, for all Subsequent Orders (counting the Ports ordered in the Initial Order), the following Per Port discount schedule shall apply:

    AGGREGATE]NUMBER OF PORTS DURING INITIAL TERM        PRICE PER PORT
    ---------------------------------------------        --------------
    [     ] - [     ]                                       $[     ]
    [     ] - [     ]                                       $[     ]
    [     ] - [     ]                                       $[     ]
    [     ] - [     ]                                       $[     ]
    more than [     ]                                       $[     ]

BASE SOFTWARE DEVELOPMENT KIT is licensed per developer seat. The number of required licenses is based on the number of developer workstations permitted to do development with the SDK. Example: IF 5 developers require access to the SDK, 5 licenses MUST be purchased.

Included with the SDK are 4 Run Time Port Licenses for development purposes only. If additional ports are required they MUST be purchased according to the standard per port pricing schedule.

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.

-------------------------------------------------------------------------------------------------------
                                                       Annual Maintenance and            Minimum
                                      SDK License      Support [   ]                      Order
Product Component                     Fee per                                            Quantity
                                      Developer
                                      Seat
                                                       --------------------------
                                                       BSP       ESP       ACP
                                                                         ($[  ]
                                                                         minimum)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
SOFTWARE DEVELOPMENT KIT (SDK)
-------------------------------------------------------------------------------------------------------
 SDK Base includes:                   $[     ]         [    ]%   [    ]%   [    ]%       [  ]
-------------------------------------------------------------------------------------------------------
   Vocabulary Tools
-------------------------------------------------------------------------------------------------------
   Grammar Dev. Tools
-------------------------------------------------------------------------------------------------------
   GUI Tuning Tools
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



SDK OPTIONS: VOCABULARY LIBRARIES are licensed per System. The charges are based on the number of systems permitted to access and use the library regardless of concurrent use, where a system is usually composed of a single application running on any number of VRUs within a single geographical location. Example:
For a system running a single stock trading app on 10 VRUs on the West Coast and 20 VRUs on the East Coast 2 system seats will be purchased - one for the west and one for the east. Additionally a minimum of 12 PROFESSIONAL NL run time licenses MUST be purchased

-----------------------------------------------------------------------------------------------------------
Product Component
                                                              Annual Maintenance and
                                               SDK License    Support [     ]               Minimum
                                               Fee per                                     Order Qty
                                               System or
                                               Port
                                                              ---------------------------------------------
                                                              BSP        ESP       ACP
-----------------------------------------------------------------------------------------------------------
SDK OPTIONS
-----------------------------------------------------------------------------------------------------------
VOCABULARY & GRAMMAR LIBRARIES*
-----------------------------------------------------------------------------------------------------------
   Stock Names/Symbols Vocabulary              $[   ]        [    ]%    [    ]%   [    ]%     [  ]
   (US Stocks only)
-----------------------------------------------------------------------------------------------------------
Mutual Fund Names/Symbols                      $[   ]        [    ]%    [    ]%   [    ]%     [  ]
   Vocabulary (US Funds only)
-----------------------------------------------------------------------------------------------------------
   Address DialogModule                        $[   ]/port   [    ]%    [    ]%   [    ]%     [  ]
-----------------------------------------------------------------------------------------------------------

* Vocabulary Libraries may be obtained either pursuant to (i) [ ] by paying the applicable fee therefor set forth above or (ii) an annual license by paying fees equal to [ ] Dollars ($[ ]) per month (and the terms for which lease SWI shall provide).

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                                    EXHIBIT E

                              INFRASTRUCTURE COSTS


GENERAL

         N2P and SWI will share net revenue generated by or through the facilities services. For the License Agreement, revenue will only comprise that generated from joint offerings brought to market by SWI and N2P in a joint endeavor.



GROSS REVENUE

         Gross Revenue is defined as revenue received by N2P in providing services that are based on SWI's products. This definition excludes revenue generated from other features that might be offered by N2P that are separate from SWI's product, and do not involve access to any of SWI's services. Notwithstanding anything contained in this Exhibit or the Letter to which it is attached, N2P agrees that all hardware and software costs associated with the platform and all other fixed costs and expenses shall not be deemed to be Infrastructure Costs hereunder.


IDENTIFICATION OF EXPENSES

         For the purpose of this revenue share calculation, only expenses associated with revenue generation will be considered. These expenses will include:


         NETWORK TRAFFIC CHARGES

                      This expense category includes the per-call charges associated with (a) originating, (b) carrying, and (c) terminating the telephone call. These costs are incurred by N2P and can include such items as the following:
                      Payphone surcharges, toll-free costs charged to N2P, cost to carry the IP traffic, cost to terminate the telephone call, etc.



         RECURRING PROVISIONING AND LEASED-LINE COSTS

                      This expense category includes charges associated with providing the subscriber a telephone access method and leasing telephone or data access lines used to link facilities. Provisioning charges include the per-number fees paid by N2P to provide such services as Call Forward on Busy / No-Answer, Toll-free numbers, and Local Numbers. These provisioning costs typically recur monthly and are based on DID quantity, but they may also include one-time installation charges for DIDs. Leased line costs include the costs of leasing lines (such as T1 lines) that might be used to

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION. BRACKETS (I.E. "[ ]") DENOTE OMISSIONS.


                      link site facilities.

         FRAUD AND CHARGE-BACKS

                      Net2Phone will recapture any fraudulent generated refunds or bad debts. Net2Phone will use reasonable care and practices to minimize such occurrences.



         TAXES

                      To the extent Taxes are not charged to the customer, Net2Phone will pay such charges directly.


NET REVENUE AVAILABLE FOR SHARE BY NET2PHONE AND SWI

         Net Revenue is defined as gross revenue less expenses, as defined above.